UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 6, 2009 (July 1, 2009)

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	000-22490	62-1120025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

430 Airport Road Greeneville, Tennessee	37745
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.03.                                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 22, 2009, the Board of Directors of Forward Air Corporation (the “Company”), in accordance with Article IX of the Company’s existing amended and restated bylaws (the “Existing Bylaws”), adopted Amended and Restated Bylaws (the “Amended and Restated Bylaws”) effective July 1, 2009 to supersede and replace the Company’s Existing Bylaws.  The principle revisions to the Existing Bylaws include the following:  (i) the addition of advanced notice provisions for shareholder proposals and nominations of directors at meetings of the Company’s shareholders, (ii) the addition of provisions requiring the Company’s shareholders to take certain actions in connection with the calling of a special meeting of the Company’s shareholders, (iii) the addition of electronic notice provisions with respect to director and shareholder meetings and (iv) certain other technical amendments.  A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Deadline for Submission to Shareholders of Proposals to be Presented at the 2010 Annual Meeting of Shareholders

Any proposal intended to be presented for action at the 2010 Annual Meeting of Shareholders by any shareholder of the Company must be received by the Secretary of the Company at its principal executive offices not later than December 3, 2009 in order for such proposal to be considered for inclusion in the Company’s proxy statement and form of proxy relating to its 2010 Annual Meeting of Shareholders.  Nothing in this paragraph shall be deemed to require the Company to include any shareholder proposal which does not meet all the requirements for such inclusion established by Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

For other shareholder proposals to be timely (but not considered for inclusion in the proxy statement for the 2010 Annual Meeting of Shareholders), a shareholder’s notice must not be received by the Secretary of the Company before December 3, 2009 or after January 2, 2010 and the proposal and the shareholder must comply with Rule 14a-4 under the Exchange Act.  In the event that a shareholder proposal intended to be presented for action at the next Annual Meeting is received before December 3, 2009 or after January 2, 2010, proxies solicited by the Board of Directors in connection with the Annual Meeting will be permitted to use their discretionary voting authority with respect to the proposal, whether or not the proposal is discussed in the proxy statement for the Annual Meeting.

Item 9.01                                           Financial Statements and Exhibits

(d)           Exhibits

Exhibit 3.1	Amended and Restated Bylaws, effective as of July 1, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            FORWARD AIR CORPORATION

Date: July 6, 2009	By:	/s/ Matthew J. Jewell
                            Matthew J. Jewell
                            Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number                                                                                                                             Description

Exhibit 3.1	Amended and Restated Bylaws, effective as of July 1, 2009